Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     $0.00
             Class B Principal Payment                            $98,000,000.00
             Class C Principal Payment                           $126,000,000.00
                       Total                                     $224,000,000.00

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                  1,000.00
             Class C Principal Payment                                  1,000.00

(ii)  Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                              0.00
             Class B Note Interest Requirement                        264,981.11
             Class C Note Interest Requirement                        402,535.00
                       Total                                          667,516.11

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           0.00000
             Class B Note Interest Requirement                           2.70389
             Class C Note Interest Requirement                           3.19472

(iii) Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                    -
             Class B Note Principal Balance                           98,000,000
             Class C Note Principal Balance                          126,000,000

(iv)  Amount on deposit in Owner Trust Spread Account                       0.00

(v)   Required Owner Trust Spread Account Amount                            0.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President